UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-02715

Exact name of registrant as specified in charter:	Delaware Group® State Tax-Free Income Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2013

Item 1. Reports to Stockholders

Annual report Delaware Tax-Free Pennsylvania Fund August 31, 2013 Fixed income mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Pennsylvania Fund at delawareinvestments.com.

Manage your investments online

  24-hour access to your account information
  Obtain share prices
  Check your account balance and recent transactions
  Request statements or literature
  Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Tax-Free Pennsylvania Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/sector allocation	10
Schedule of investments	11
Statement of assets and liabilities	22
Statements of operations	24
Statements of changes in net assets	26
Financial highlights	28
Notes to financial statements	34
Report of independent registered
public accounting firm	43
Other Fund information	44
Board of trustees/directors and
officers addendum	48
About the organization	56

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2013, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Tax-Free Pennsylvania Fund	September 10, 2013

Performance preview (for the six-month period from March 1, 2013, through August 31, 2013)
Delaware Tax-Free Pennsylvania Fund (Class A shares)	six-month return	-7.94%
Barclays Municipal Bond Index (benchmark)	six-month return	-5.60%
Lipper Pennsylvania Municipal Debt Funds Average	six-month return	-7.59%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
The Lipper Pennsylvania Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Pennsylvania (double tax-exempt) or a city in Pennsylvania (triple tax-exempt).
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

On May 23, 2013, the Board approved changing the Fund’s fiscal year from Feb. 28/29 to Aug. 31. This change will be effective for the period ended Aug. 31, 2013. Therefore, the managers’ commentary below applies to the partial year between March 1, 2013 and Aug. 31, 2013. In future editions of the Fund’s annual report, the managers’ commentary will once again report on the Fund’s entire fiscal year.

A cautious approach amid economic turbulence

As the reporting period got under way in March, we were closely watching developments across a range of fronts, including: the fiscal negotiations that were supposed to be happening in Washington, D.C.; U.S. economic growth; developments in Europe and other economies around the world; and bond-specific developments in Puerto Rico issues, which were coming under tremendous pressure.

In light of such macroeconomic turbulence, we generally took a cautious approach throughout the reporting period, allowing our security selection process and our focus on income to guide our investment decisions.

As we moved into the summer months of 2013, it appeared that investors were increasingly concerned about when (and by how much) the U.S. Federal Reserve would begin to wind down its $85 billion-per-month bond-buying program (the so-called “quantitative easing” program). Although the winding down did not yet commence, the market’s fears were realized when three Fed communications — two in May and one in June — led to a market selloff that resulted in significant negative returns for fixed income instruments.

Concerns about rising rates pull markets lower

The string of Fed communications mentioned above led many investors to worry about the possibility of rising interest rates, causing what could be described as widespread panic in the market. Municipal bond mutual funds began suffering heavy outflows. In order to meet redemption orders, many mutual

Portfolio management review
Delaware Tax-Free Pennsylvania Fund

fund managers were forced to sell bonds into an environment of weak demand, driving prices down even further. Certainly, the municipal market was not alone in being affected by this negative feedback loop; but we believe the relatively smaller audience for municipal bonds caused prices to fall harder and faster than other types of securities.

In addition to the distress mentioned above, municipal markets were weakened further by the city of Detroit’s bankruptcy filing in July. Investors appeared to believe that the problems facing Detroit’s finances could be germane to the municipal bond market as a whole. As such, investors and prognosticators painted a broadly negative picture, despite the fact that, in our assessment, credit quality generally remained strong throughout municipal markets.

Pennsylvania’s economic environment

The unemployment rate in Pennsylvania was 7.5% in July, unchanged for the third consecutive month (data: Pennsylvania Department of Labor and Industry). While this is relatively encouraging, especially in light of the headwinds that the economy has faced since the national recession, there is a way to go before the state is back to full economic health. All the same, the state continues to support a diverse economy, with notable activity in sectors that include healthcare, education, financial services, transportation, trade, and manufacturing.

Pennsylvania Governor Tom Corbett signed the state’s budget for fiscal 2014 on June 30, 2013. The $28.4 billion budget calls for an increase in total government spending, with an emphasis on areas such as education, care for older Pennsylvanians, and public safety.

Within the Fund

For the six-month period between March 1, 2013 and Aug. 31, 2013, Delaware Tax-Free Pennsylvania Fund (Class A shares at net asset value, with all distributions reinvested) returned -7.94%. The Fund’s benchmark, the Barclays Municipal Bond Index, returned -5.60% during the same period. For complete, annualized performance of Delaware Tax-Free Pennsylvania Fund, please see the table on page 4.

Factors behind the Fund’s underperformance included its relative overweight allocation to securities of marginally lower quality (in particular those rated on the lower end of the investment grade spectrum), which tended to lag the performance of bonds at the higher end of the ratings spectrum.

At the sector level, the Fund’s performance versus the benchmark was hampered by a relative overweight to the healthcare sector; collectively, healthcare bonds within the index trailed the return posted by the broader index. Relative underweights to general obligation bonds (often referred to as “GOs”) likewise had negative effects on the Fund’s performance versus the benchmark, as GOs within the index collectively outperformed the broader index.

The negative effects described above were offset somewhat by positive effects from sources such as the Fund’s underweight allocation to transportation bonds; index constituents within the transportation sector trailed the broader index, and the Fund’s relatively milder emphasis on the sector was therefore beneficial.

On an individual bond basis, Puerto Rico bonds ended the period among the weakest holdings within the Fund. They were handcuffed by the environment of risk aversion mentioned above, and at least two of the Fund’s Puerto Rico bonds suffered a decline of more than 20%. The two bonds were issued by the Puerto Rico Sales Tax Financing Corporation. The first, issued as a general purpose bond, is backed by a dedicated sales tax; its coupon rate is 5.5% and it matures on Aug. 1, 2042. The second bond, likewise issued to raise funds for general purposes and backed by a dedicated sales tax, is a zero-coupon bond with a maturity date of Aug. 1, 2032.

Still at the individual bond level, the effects of the declines above were offset mildly by bonds that included an issue by the Pennsylvania Economic Development Financial Authority to support the Dr. Gertrude A. Barber Center (a facility that provides educational services to people with developmental disabilities). The issue has a coupon rate of 5.9% and matures on Dec. 1, 2030. Another positive contributor was issued by the Lehigh-Northampton Airport Authority, with a coupon of 6.0% and a maturity date of May 15, 2025. The bond’s proceeds are being used to fund general operations at the Lehigh Valley International Airport.

Performance summary
Delaware Tax-Free Pennsylvania Fund	August 31, 2013

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2013
	6 months	1 year	5 years	10 years
Class A (Est. March 23, 1977)
Excluding sales charge	-7.94%	-6.03%	+4.19%	+4.12%
Including sales charge	-12.12%	-10.31%	+3.23%	+3.64%
Class B (Est. May 2, 1994)
Excluding sales charge	-8.07%	-6.63%	+3.46%	+3.47%
Including sales charge	-11.69%	-10.25%	+3.20%	+3.47%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	-8.29%	-6.74%	+3.40%	+3.32%
Including sales charge	-9.19%	-7.65%	+3.40%	+3.32%
Barclays Municipal Bond Index	-5.60%	-3.70%	+4.52%	+4.48%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets through Dec. 29, 2014. Furthermore, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.30% (currently limited to 0.25%) of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from July 1, 2013 through Dec. 29, 2014. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Bond ratings are determined by a nationally recognized statistical rating organization.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees (excluding certain fees and expenses) in order to prevent total annual fund operating expenses from exceeding 0.64% of the Fund’s average daily net assets from June 28, 2013, through Dec. 29, 2014. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.98%	1.69%	1.69%
(without fee waivers)
Net expenses	0.88%	1.64%	1.64%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

Performance summary
Delaware Tax-Free Pennsylvania Fund

Performance of a $10,000 investment1
Average annual total returns from Aug. 31, 2003, through Aug. 31, 2013

For period beginning Aug. 31, 2003, through Aug. 31, 2013	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,496
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$14,280

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2003, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The chart also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2003. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class B	DPTBX	233216209
Class C	DPTCX	233216308

Disclosure of Fund expenses
For the six-month period from March 1, 2013 to August 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2013 to Aug. 31, 2013.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Tax-Free Pennsylvania Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/13	8/31/13	Expense Ratio	3/1/13 to 8/31/13*
Actual Fund return†
Class A	$1,000.00	$920.60	0.88%	$4.26
Class B	1,000.00	919.30	1.42%	6.87
Class C	1,000.00	917.10	1.64%	7.92
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.77	0.88%	$4.48
Class B	1,000.00	1,018.05	1.42%	7.22
Class C	1,000.00	1,016.94	1.64%	8.34

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type/sector allocation
Delaware Tax-Free Pennsylvania Fund	As of August 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type/sector	Percentage of net assets
Municipal Bonds	97.86%
Corporate Revenue Bonds	5.28%
Education Revenue Bonds	25.51%
Electric Revenue Bonds	1.25%
Healthcare Revenue Bonds	24.29%
Housing Revenue Bonds	2.84%
Lease Revenue Bonds	5.61%
Local General Obligation Bonds	6.79%
Pre-Refunded/Escrowed to Maturity Bonds	6.00%
Resource Recovery Revenue Bond	0.63%
Special Tax Revenue Bonds	4.88%
State General Obligation Bonds	5.69%
Transportation Revenue Bonds	7.26%
Water & Sewer Revenue Bonds	1.83%
Short-Term Investment	0.18%
Total Value of Securities	98.04%
Receivables and Other Assets Net of Liabilities	1.96%
Total Net Assets	100.00%

Schedule of investments Delaware Tax-Free Pennsylvania Fund	August 31, 2013

	Principal amount	Value
Municipal Bonds – 97.86%
Corporate Revenue Bonds – 5.28%
Allegheny County Industrial Development Authority
Environmental Improvement Revenue
(U.S. Steel Corp.) 6.75% 11/1/24	$2,475,000	$2,558,977
Dauphin County Industrial Development Authority
Water Revenue (Dauphin Consolidated
Water Supply Project) Series B 6.70% 6/1/17	1,750,000	2,021,268
Pennsylvania Economic Development Financing
Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39	4,140,000	4,183,470
Pennsylvania Economic Development Financing
Authority Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	11,444,729
Pennsylvania Economic Development Financing
Authority Water Facility Revenue
(Pennsylvania-American Water Project) 6.20% 4/1/39	2,850,000	3,052,550
• Pennsylvania Economic Development Financing Authority
(Shipping Port) Series A 2.55% 11/1/41	2,500,000	2,439,050
		25,700,044
Education Revenue Bonds – 25.51%
Allegheny County Higher Education Building
Authority Revenue
(Carlow University Project)
6.75% 11/1/31	750,000	774,833
7.00% 11/1/40	1,000,000	1,041,460
(Carnegie Mellon University Project)
5.00% 3/1/28	3,000,000	3,152,850
Series A 5.00% 3/1/24	1,500,000	1,655,565
(Chatham University Project) Series A
5.00% 9/1/30	1,500,000	1,454,880
5.00% 9/1/35	1,000,000	930,610
(Duquesne University) Series A 5.00% 3/1/33	600,000	609,072
(Robert Morris University Project) Series A
5.50% 10/15/30	1,275,000	1,237,770
5.75% 10/15/40	2,200,000	2,118,050
Bucks County Industrial Development Authority Revenue
(George School Project) 5.00% 9/15/36	4,455,000	4,549,534

Schedule of investments
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Chester County Industrial Development
Authority Student Housing Revenue
(West Chester University Project) Series A
5.00% 8/1/30	$1,100,000	$1,011,450
5.00% 8/1/45	1,250,000	1,053,050
Delaware County Authority
(Eastern University) 5.25% 10/1/32	3,000,000	2,791,260
(Villanova University) 5.00% 8/1/21	1,745,000	1,959,722
East Hempfield Township Industrial Development Authority
(Student Services Income – Student Housing Project)
5.00% 7/1/30	1,000,000	956,060
5.00% 7/1/35	1,000,000	924,860
5.00% 7/1/45	2,500,000	2,224,050
Huntingdon County General Authority Revenue
(Juniata College) Series A 5.00% 5/1/30	2,650,000	2,667,278
Lehigh County General Purpose Authority Revenue
(Muhlenberg College Project)
5.00% 2/1/29	740,000	758,663
5.25% 2/1/34	1,000,000	1,020,730
5.25% 2/1/39	2,750,000	2,783,468
Montgomery County Higher Education & Health
Authority Revenue (Arcadia University)
5.625% 4/1/40	2,375,000	2,391,079
Northampton County General Purpose Authority Revenue
(Higher Education-Lehigh University)
5.00% 11/15/39	4,000,000	4,041,240
Northeastern Pennsylvania Hospital & Education Authority
(Wilkes University Project)
Series A 5.25% 3/1/42	1,000,000	955,920
Pennsylvania Higher Educational Facilities Authority
College & University Revenue
5.00% 6/1/32	2,000,000	1,908,500
(Delaware Valley College) 5.00% 11/1/27	1,250,000	1,210,450
(Drexel University Project)
5.00% 5/1/18	500,000	567,680
5.00% 5/1/20	250,000	282,110

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Pennsylvania Higher Educational Facilities Authority
College & University Revenue (continued)
(Edinboro University Foundation)
5.875% 7/1/38	$3,500,000	$3,326,750
6.00% 7/1/43	1,000,000	957,170
(Edinboro University - Student Housing)
6.00% 7/1/42	1,400,000	1,340,752
(Gwynedd Mercy College Project)
Series KK1 5.375% 5/1/42	1,300,000	1,197,842
(Indiana University - Student Housing Project) Series A
5.00% 7/1/27	1,740,000	1,749,761
5.00% 7/1/41	1,500,000	1,347,480
(Philadelphia University Project) 5.00% 6/1/35	1,665,000	1,545,053
(Shippensburg University)
5.00% 10/1/35	305,000	275,168
5.00% 10/1/44	1,500,000	1,295,355
6.25% 10/1/43	2,000,000	2,051,580
(Slippery Rock University Foundation)
Series A 5.00% 7/1/39 (SGI)	4,000,000	3,733,400
(St Francis University)
Series JJ2 6.25% 11/1/41	2,355,000	2,371,202
(Temple University) First Series
5.00% 4/1/21	500,000	565,955
5.00% 4/1/22	1,200,000	1,353,372
(Thomas Jefferson University Project)
5.00% 3/1/24	1,115,000	1,204,167
Series B 4.125% 9/1/26 (AMBAC)	1,000,000	981,400
(Trustees of the University of Pennsylvania)
5.00% 9/1/29	1,000,000	1,059,300
Series A 5.00% 9/1/29	1,000,000	1,054,320
Series A 5.00% 9/1/41	5,000,000	5,097,099
(University of Pennsylvania) Series B
5.00% 9/1/26	1,450,000	1,560,867
5.00% 9/1/27	1,550,000	1,654,145
5.00% 9/1/30	1,000,000	1,048,000
5.00% 9/1/31	250,000	260,920
5.00% 9/1/32	1,000,000	1,040,440
(University of the Sciences) 5.00% 11/1/42	1,000,000	965,700

Schedule of investments
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Pennsylvania Higher Educational Facilities Authority
College & University Revenue (continued)
(Widener University)
5.00% 7/15/39	$3,000,000	$2,759,190
5.375% 7/15/29	650,000	651,846
Pennsylvania Higher Educational Facilities Authority
Student Housing Revenue University Properties (East
Stroudsburg University of Pennsylvania) 5.00% 7/1/42	1,750,000	1,554,893
Pennsylvania State University Series B 5.25% 8/15/22	1,865,000	2,170,674
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Charter Project)
Series A 5.75% 8/15/32	4,000,000	3,762,600
(Green Woods Charter School) Series A
5.50% 6/15/22	1,165,000	1,103,441
5.75% 6/15/42	2,500,000	2,085,475
(International Apartments Temple University) Series A
5.375% 6/15/30	1,500,000	1,450,770
5.625% 6/15/42	3,000,000	2,796,000
(Master Charter School Project) 6.00% 8/1/35	1,610,000	1,644,583
(New Foundation Charter School Project)
6.625% 12/15/41	1,000,000	1,004,510
#(Performing Arts Charter School Project) 144A
6.75% 6/15/43	2,550,000	2,478,065
(Tacony Academy Charter School Project)
6.75% 6/15/33	1,020,000	983,780
7.00% 6/15/43	1,535,000	1,466,616
Philadelphia Redevelopment Authority Revenue
(Beech Student Housing Complex Project) Series A
5.50% 7/1/35 (ACA)	1,525,000	1,443,367
5.625% 7/1/28 (ACA)	1,000,000	985,590
Swarthmore Borough Authority Revenue
(Swarthmore College Project) 5.00% 9/15/38	500,000	515,120
University of Pittsburgh Commonwealth System of
Higher Education (University Capital Project)
Series B 5.25% 9/15/25	8,075,000	9,224,879
		124,150,431

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds – 1.25%
Philadelphia Gas Works Revenue
(8th-1998 General Ordinance) Series A
5.00% 8/1/15	$2,640,000	$2,808,802
5.00% 8/1/16	3,000,000	3,263,730
		6,072,532
Healthcare Revenue Bonds – 24.29%
Allegheny County Hospital Development Authority Revenue
(University of Pittsburgh Medical Center) 5.50% 8/15/34	3,980,000	4,137,409
Berks County Municipal Authority Revenue
(Reading Hospital & Medical Center Project)
Series A-3 5.50% 11/1/31	10,000,000	10,757,399
Butler County Hospital Authority Revenue
(Butler Health System Project) 7.25% 7/1/39	8,000,000	8,924,240
Central Bradford Progress Authority
(Guthrie Healthcare System) 5.375% 12/1/41	1,000,000	999,190
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project)
5.00% 1/1/36	2,500,000	2,367,850
6.375% 1/1/39	5,000,000	5,208,850
Dauphin County General Authority Health System Revenue
(Pinnacle Health System Project) Series A 6.00% 6/1/36	5,000,000	5,232,850
Franklin County Industrial Development Authority Revenue
(Chambersburg Hospital Project) 5.375% 7/1/42	4,980,000	4,858,438
Geisinger Authority Health System
Series A-1 5.125% 6/1/41	4,000,000	3,990,840
Lancaster County Hospital Authority Revenue
(Brethren Village Project) Series A 6.50% 7/1/40	3,000,000	3,001,680
(St. Anne’s Retirement Community)
5.00% 4/1/27	1,425,000	1,327,644
5.00% 4/1/33	1,830,000	1,607,326
Lehigh County General Purpose Authority Revenue
(Bible Fellowship Church Homes Project)
5.125% 7/1/32	1,000,000	849,610
5.25% 7/1/42	1,500,000	1,211,655
(Lehigh Valley Health Network) 4.00% 7/1/33	2,500,000	2,146,600
Monroe County Hospital Authority
(Pocono Medical Center) Series A
5.00% 1/1/32	1,150,000	1,111,728
5.00% 1/1/41	1,500,000	1,379,595

Schedule of investments
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Monroeville Finance Authority 5.00% 2/15/25	$1,000,000	$1,056,530
Montgomery County Higher Education & Health
Authority Revenue
(Abington Memorial Hospital) Series A 5.125% 6/1/33	5,000,000	4,981,150
(Abington Memorial Hospital Obligation Group)
5.00% 6/1/31	2,000,000	2,001,960
Montgomery County Industrial Development Authority
Retirement Community Revenue
(ACTS Retirement Life Communities)
5.00% 11/15/27	1,250,000	1,198,200
5.00% 11/15/28	1,600,000	1,507,920
5.00% 11/15/29	680,000	635,820
Series A-1 6.25% 11/15/29	700,000	729,281
Series B 5.00% 11/15/22	3,000,000	3,057,960
(Foulkeways at Gwynedd Project) Series A
5.00% 12/1/24	1,000,000	1,011,190
5.00% 12/1/30	1,500,000	1,459,320
Montgomery County Industrial Development
Authority Revenue
(New Regional Medical Center Project)
5.375% 8/1/38 (FHA)	1,000,000	1,037,050
(Whitemarsh Continuing Care)
6.125% 2/1/28	3,000,000	2,931,150
6.25% 2/1/35	1,000,000	957,890
Northampton County Industrial Development Authority
(Morningstar Senior Living)
5.00% 7/1/27	1,400,000	1,334,004
5.00% 7/1/32	1,275,000	1,161,665
Pennsylvania Economic Development Financing
Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23	5,000,000	5,339,850
Pennsylvania Economic Development Financing Authority
Revenue (Dr. Gertrude A. Barber Center Project)
5.90% 12/1/30 (RADIAN)	2,250,000	2,249,888
Pennsylvania Higher Educational Facilities
Authority Revenue
(University of Pennsylvania Health Care System)
5.00% 8/15/24	4,850,000	5,166,657
5.25% 8/15/26	3,910,000	4,151,951
5.75% 8/15/23	2,500,000	2,831,925

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Philadelphia Hospitals & Higher Education Facilities
Authority Revenue (Temple University Health System)
Series A 5.50% 7/1/30	$5,000,000	$4,426,900
South Fork Municipal Hospital Authority Revenue
(Conemaugh Health Systems Project)
5.50% 7/1/29	3,500,000	3,514,560
St. Mary Hospital Authority Health System Revenue
(Catholic Health East) 6.25% 11/15/34	4,875,000	5,138,104
Westmoreland County Industrial Development Authority
Revenue (Health System-Excela Health Project)
Series A 5.125% 7/1/30	1,200,000	1,206,792
		118,200,621
Housing Revenue Bonds – 2.84%
Bucks County Industrial Development Authority
Multi-Family Housing Revenue Guaranteed
(New Hope Manor Project) Series A
5.40% 3/1/22 (AMT)	1,165,000	1,166,130
5.50% 3/1/41 (AMT)	5,340,000	5,340,480
Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue
Series 106B 4.80% 4/1/28	5,200,000	5,235,256
Philadelphia Authority for Industrial Development Revenue
(Germantown Senior Living Presbyterian Homes Project)
Series A 5.625% 7/1/35 (HUB)	2,295,000	2,057,353
		13,799,219
Lease Revenue Bonds – 5.61%
Allegheny County Industrial Development Authority Lease
Revenue (Residential Resource Project)
5.10% 9/1/26	1,335,000	1,236,117
5.125% 9/1/31	1,065,000	936,082
Pennsylvania Commonwealth Financing Authority Revenue
Series B 5.00% 6/1/31 (ASSURED GTY)	10,000,000	10,088,799
Pennsylvania Economic Development Financing Authority
(Unemployment Compensation Revenue)
Series B 5.00% 1/1/20	5,000,000	5,762,700

Schedule of investments
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Pennsylvania Industrial Development Authority
(Economic Development) 5.50% 7/1/23	$4,385,000	$4,999,602
Philadelphia Municipal Authority Lease Revenue
6.50% 4/1/39	4,000,000	4,257,040
		27,280,340
Local General Obligation Bonds – 6.79%
Allegheny County
Series C-65 5.00% 5/1/18	3,765,000	4,229,225
Series C-69 5.00% 12/1/28	1,000,000	1,021,480
Series C-70 5.00% 12/1/33	2,205,000	2,185,420
Bethel Park School District 5.10% 8/1/33	3,000,000	3,191,010
Central Bucks School District Series B 5.00% 5/15/20	2,295,000	2,667,203
Central County Series B 4.00% 7/1/26	915,000	915,238
Chester County
5.00% 11/15/32	5,725,000	6,084,815
5.00% 11/15/33	2,625,000	2,780,584
Series C 5.00% 7/15/29	3,000,000	3,233,850
City of Pittsburgh Series B 5.00% 9/1/26 (AGM)	3,000,000	3,138,660
Commonwealth of Pennsylvania 5.00% 4/1/26	1,500,000	1,655,820
Fox Chapel Area School District 5.00% 8/1/25	1,000,000	1,112,110
Mount Lebanon School District Series A 5.00% 2/15/34	800,000	821,840
		33,037,255
§Pre-Refunded/Escrowed to Maturity Bonds – 6.00%
Delaware County Authority Health Facilities Revenue
(Mercy Health Project) 6.00% 12/15/26	3,500,000	3,809,715
Pennsylvania Higher Educational Facilities Authority
Revenue (University of the Arts Project)
5.20% 3/15/25 (RADIAN)	4,490,000	5,067,010
Pennsylvania Industrial Development Authority Revenue
(Economic Development) 5.50% 7/1/23-18	615,000	729,027
Philadelphia Hospitals & Higher Education Facilities Authority
Revenue (Presbyterian Medical Center Project)
6.65% 12/1/19	11,730,000	13,819,817
Pittsburgh Water & Sewer Authority Revenue
7.25% 9/1/14 (FGIC)	1,205,000	1,244,066
Puerto Rico Highway & Transportation Authority Revenue
Pre-Refunded Series AA 5.50% 7/1/18 (NATL-RE)	3,835,000	4,555,903
		29,225,538

	Principal amount	Value
Municipal Bonds (continued)
Resource Recovery Revenue Bond – 0.63%
Pennsylvania Economic Development Financing
Authority (Colver Project)
Series F 4.625% 12/1/18 (AMBAC) (AMT)	$3,135,000	$3,075,372
		3,075,372
Special Tax Revenue Bonds – 4.88%
Allentown Neighborhood Improvement Zone
Development Authority Series A 5.00% 5/1/42	3,500,000	3,167,115
Guam Government Limited Obligation Revenue
(Section 30) Series A
5.625% 12/1/29	90,000	92,204
5.75% 12/1/34	3,050,000	3,118,717
Pennsylvania Intergovernmental Cooperation Authority
(Philadelphia Funding Program) 5.00% 6/15/21	2,000,000	2,260,880
Pittsburgh & Allegheny County Sports & Exhibition
Authority 5.00% 2/1/35 (AGM)	3,000,000	2,926,680
Puerto Rico Sales Tax Financing Revenue First Subordinate
Series A 5.50% 8/1/42	5,080,000	4,139,946
Series A 6.50% 8/1/44	2,000,000	1,893,280
Series C 5.25% 8/1/40	2,915,000	2,527,247
Ω(Convertible Capital Appreciation Bond)
Series A 6.75% 8/1/32	3,275,000	2,711,012
• Washington County Redevelopment Authority Revenue
(Victory Centre Project-Tanger)
Series A 5.45% 7/1/35	1,000,000	931,160
		23,768,241
State General Obligation Bonds – 5.69%
Pennsylvania
First Series
5.00% 3/15/28	5,000,000	5,462,650
5.00% 11/15/29	6,000,000	6,338,520
Second Series
5.00% 4/15/18	4,335,000	4,994,527
5.00% 1/1/22	10,000,000	10,913,900
		27,709,597

Schedule of investments
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds – 7.26%
Allegheny County Airport Revenue
(Pittsburgh International Airport Project)
Series A 5.75% 1/1/14 (NATL-RE) (AMT)	$5,910,000	$6,011,887
Lehigh Northampton Airport Authority Revenue Series A
6.00% 5/15/25 (NATL-RE) (AMT)	1,525,000	1,525,824
6.00% 5/15/30 (NATL-RE) (AMT)	2,700,000	2,595,186
Pennsylvania Economic Development Financing
Authority Exempt Facilities Revenue
(Amtrak Project) Series A
5.00% 11/1/32 (AMT)	3,500,000	3,407,180
5.00% 11/1/41 (AMT)	5,000,000	4,670,750
Pennsylvania Turnpike Commission Revenue
Series A 5.00% 12/1/22	2,550,000	2,878,619
Series A 5.00% 12/1/23	2,450,000	2,746,205
Series E 5.00% 12/1/29	5,000,000	5,132,250
Series E 5.00% 12/1/30	2,000,000	2,036,400
Philadelphia Airport Revenue Series A
5.375% 6/15/29 (ASSURED GTY)	4,030,000	4,339,706
		35,344,007
Water & Sewer Revenue Bonds – 1.83%
Cambridge Area Joint Authority Guaranteed Sewer Revenue
5.625% 12/1/28	1,150,000	1,186,846
6.00% 12/1/37	1,000,000	1,031,510
Delaware County Regional Water Quality Control Authority
5.00% 5/1/32	2,000,000	2,030,520
Philadelphia Water & Waste Revenue
5.00% 11/1/28	4,500,000	4,653,585
		8,902,461
Total Municipal Bonds (cost $476,635,988)		476,265,658

Short-Term Investment – 0.18%
¤Variable Rate Demand Note – 0.18%
Lancaster County Hospital Authority Revenue
(Masonic Homes Project) Series D 0.04% 7/1/34
(LOC - JP Morgan Chase Bank N. A.)	875,000	875,000
Total Short-Term Investment (cost $875,000)		875,000

Total Value of Securities – 98.04%
(cost $477,510,988)	$477,140,658
Receivables and Other Assets
Net of Liabilities – 1.96%	9,537,952
Net Assets – 100.00%	$486,678,610

•	Variable rate security. The rate shown is the rate as of Aug. 31, 2013. Interest rates reset periodically.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2013, the aggregate value of Rule 144A securities was $2,478,065, which represented 0.51% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2013.

Summary of abbreviations:
ACA — Insured by American Capital Access
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by Assured Guaranty Corporation
FGIC — Insured by Financial Guaranty Insurance Company
FHA — Federal Housing Administration
HUB — Housing and Urban Development Section 8
LOC — Letter of Credit
NATL-RE — Insured by National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance
SGI — Insured by Syncora Guarantee Inc.

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Tax-Free Pennsylvania Fund	August 31, 2013

Assets:
Investments, at value	$476,265,658
Short-term investments, at value	875,000
Cash	1,417,276
Interest receivable	6,611,603
Receivable for securities sold	2,132,958
Receivable for fund shares sold	1,294,657
Total assets	488,597,152

Liabilities:
Income distributions payable	467,088
Payable for fund shares redeemed	1,031,656
Investment management fees payable	190,373
Distribution fees payable	122,783
Trustees’ fees payable	2,978
Other affiliates payable	19,718
Other accrued expenses	83,946
Total liabilities	1,918,542

Total Net Assets	$486,678,610

Net Assets Consist of:
Paid-in capital	488,563,647
Distributions in excess of net investment income	(108,966)
Accumulated net realized loss on investments	(1,405,741)
Net unrealized depreciation of investments	(370,330)
Total Net Assets	$486,678,610

Investments, at cost	$476,635,988
Short-term investments, at cost	875,000

Net Asset Value

Class A
Net assets	$453,450,864
Shares of beneficial interest outstanding, unlimited authorization, no par	59,740,750
Net asset value per share	$7.59
Offering price per share, equal to net asset value per share/(1 - 4.50%)	$7.95

Class B
Net assets	$610,380
Shares of beneficial interest outstanding, unlimited authorization, no par	80,442
Net asset value and offering price per share	$7.59

Class C
Net assets	$32,617,366
Shares of beneficial interest outstanding, unlimited authorization, no par	4,295,276
Net asset value and offering price per share	$7.59

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Delaware Tax-Free Pennsylvania Fund

	3/1/13	Year
	to	Ended
	8/31/13*	2/28/13
Investment Income:
Interest	$12,258,989	$25,735,272

Expenses:
Management fees	1,482,827	3,015,478
Distribution expenses – Class A	722,857	1,480,626
Distribution expenses – Class B	3,793	11,820
Distribution expenses – Class C	189,156	336,395
Dividend disbursing and transfer agent fees and expenses	193,548	334,028
Accounting and administration expenses	105,157	215,069
Legal fees	34,609	59,162
Audit and tax	25,451	34,490
Reports and statements to shareholders	20,259	42,664
Trustees’ fees	12,928	24,565
Registration fees	12,461	20,473
Pricing fees	10,560	16,104
Insurance	4,966	10,208
Custodian fees	4,766	10,491
Dues and services	2,292	4,206
Trustees’ expenses	2,222	1,672
Consulting fees	2,180	5,714
	2,830,032	5,623,165
Less expenses absorbed or waived	(173,837)	(252,056)
Less waived distribution expenses – Class A	(117,666)	(240,717)
Less waived distribution expenses – Class B	(829)	—
Less expense paid indirectly	(131)	(292)
Total operating expenses	2,537,569	5,130,100
Net Investment Income	9,721,420	20,605,172

	3/1/13	Year
	to	Ended
	8/31/13*	2/28/13
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	$(1,405,741)	$1,982,504
Net change in unrealized appreciation (depreciation)
of investments	(51,793,222)	7,615,771
Net Realized and Unrealized Gain (Loss)	(53,198,963)	9,598,275

Net Increase (Decrease) in Net Assets Resulting
from Operations	$(43,477,543)	$30,203,447

*During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free Pennsylvania Fund

	3/1/13	Year	Year
	to	Ended	Ended
	8/31/13*	2/28/13	2/29/12
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$9,721,420	$20,605,172	$21,132,820
Net realized gain (loss)	(1,405,741)	1,982,504	2,395,291
Net change in unrealized
appreciation (depreciation)	(51,793,222)	7,615,771	43,159,238
Net increase (decrease) in net assets
resulting from operations	(43,477,543)	30,203,447	66,687,349

Dividends and Distributions to
Shareholders from:
Net investment income:
Class A	(9,167,329)	(19,560,725)	(20,259,534)
Class B	(11,693)	(35,850)	(61,774)
Class C	(542,398)	(1,008,595)	(811,512)

Net realized gain:
Class A	(676,463)	—	—
Class B	(948)	—	—
Class C	(51,845)	—	—
	(10,450,676)	(20,605,170)	(21,132,820)

Capital Share Transactions:
Proceeds from shares sold:
Class A	27,244,810	39,201,217	25,344,134
Class B	—	359	—
Class C	2,855,331	14,642,131	5,710,071

Net asset value of shares issued
upon reinvestment of dividends
and distributions:
Class A	7,801,846	14,803,777	13,150,649
Class B	11,715	35,168	50,424
Class C	507,363	813,891	644,387
	38,421,065	69,496,543	44,899,665

	3/1/13	Year	Year
	to	Ended	Ended
	8/31/13*	2/28/13	2/29/12
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(56,044,231)	$(47,001,370)	$(43,595,978)
Class B	(209,610)	(660,421)	(1,266,257)
Class C	(6,552,959)	(3,745,426)	(2,775,838)
	(62,806,800)	(51,407,217)	(47,638,073)
Increase (decrease) in net assets derived
from capital share transactions	(24,385,735)	18,089,326	(2,738,408)
Net Increase (Decrease) in Net Assets	(78,313,954)	27,687,603	42,816,121

Net Assets:
Beginning of period	564,992,564	537,304,961	494,488,840
End of period (including distributions
in excess of net investment
income of $108,966, $65,569 and
$65,571, respectively)	$486,678,610	$564,992,564	$537,304,961

*During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

1 During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

3/1/13
to	Year Ended
8/31/13[1]	2/28/13	2/29/12	2/28/11	2/28/10	2/28/09
$8.410	$8.260	$7.550	$7.920	$7.410	$7.610

0.148	0.315	0.329	0.349	0.346	0.329
(0.809)	0.150	0.710	(0.304)	0.609	(0.200)
(0.661)	0.465	1.039	0.045	0.955	0.129

(0.148)	(0.315)	(0.329)	(0.349)	(0.346)	(0.329)
(0.011)	—	—	(0.066)	(0.099)	—
(0.159)	(0.315)	(0.329)	(0.415)	(0.445)	(0.329)

$7.590	$8.410	$8.260	$7.550	$7.920	$7.410

(7.94% )	5.73%	14.06%	0.48%	13.15%	1.70%

$453,451	$524,539	$508,505	$470,369	$503,534	$468,737
0.88%	0.88%	0.88%	0.90%	0.93%	0.90%
1.00%	0.98%	0.98%	0.98%	0.98%	0.96%
3.64%	3.77%	4.19%	4.42%	4.46%	4.34%

3.52%	3.67%	4.09%	4.34%	4.41%	4.28%
5%	20%	21%	31%	43%	24%

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

1 During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

3/1/13
to	Year Ended
8/31/13[1]	2/28/13	2/29/12	2/28/11	2/28/10	2/28/09
$8.400	$8.260	$7.550	$7.910	$7.410	$7.610

0.126	0.252	0.269	0.289	0.287	0.271
(0.799)	0.140	0.710	(0.294)	0.598	(0.200)
(0.673)	0.392	0.979	(0.005)	0.885	0.071

(0.126)	(0.252)	(0.269)	(0.289)	(0.286)	(0.271)
(0.011)	—	—	(0.066)	(0.099)	—
(0.137)	(0.252)	(0.269)	(0.355)	(0.385)	(0.271)

$7.590	$8.400	$8.260	$7.550	$7.910	$7.410

(8.07% )	4.81%	13.20%	(0.16% )	12.15%	0.92%

$611	$882	$1,489	$2,549	$4,259	$5,543
1.42%	1.64%	1.64%	1.66%	1.69%	1.67%
1.71%	1.69%	1.69%	1.69%	1.70%	1.69%
3.09%	3.01%	3.43%	3.66%	3.70%	3.57%

2.80%	2.96%	3.38%	3.63%	3.69%	3.55%
5%	20%	21%	31%	43%	24%

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

1 During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

3/1/13
to	Year Ended
8/31/13[1]	2/28/13	2/29/12	2/28/11	2/28/10	2/28/09
$8.410	$8.260	$7.560	$7.920	$7.420	$7.610

0.117	0.252	0.269	0.289	0.287	0.271
(0.809)	0.150	0.700	(0.294)	0.598	(0.190)
(0.692)	0.402	0.969	(0.005)	0.885	0.081

(0.117)	(0.252)	(0.269)	(0.289)	(0.286)	(0.271)
(0.011)	—	—	(0.066)	(0.099)	—
(0.128)	(0.252)	(0.269)	(0.355)	(0.385)	(0.271)

$7.590	$8.410	$8.260	$7.560	$7.920	$7.420

(8.29% )	4.93%	13.05%	(0.15% )	12.14%	1.06%

$32,617	$39,572	$27,311	$21,571	$15,867	$11,632
1.64%	1.64%	1.64%	1.66%	1.69%	1.67%
1.71%	1.69%	1.69%	1.69%	1.70%	1.69%
2.87%	3.01%	3.43%	3.66%	3.70%	3.57%

2.80%	2.96%	3.38%	3.63%	3.69%	3.55%
5%	20%	21%	31%	43%	24%

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund	August 31, 2013

Delaware Group® State Tax-Free Income Trust (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Pennsylvania Fund is to seek a high level of current interest income exempt from federal income tax and Pennsylvania state and personal income taxes, consistent with the preservation of capital.

In May 2013, the Fund’s Board of Trustees (Board) approved changing the Fund’s fiscal year-end from February 28 to August 31, effective Aug. 31, 2013.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Feb. 28, 2010–Aug. 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund changed its fiscal year end from February to August, effective Aug. 31, 2013.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period March 1, 2013 to Aug. 31, 2013 and year ended Feb. 28, 2013.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the period March 1, 2013 to Aug. 31, 2013 and year ended Feb. 28, 2013, the Fund earned $131 and $292, respectively, under this agreement.

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), from exceeding 0.64% of the Fund’s average daily net assets from June 28, 2013 through Dec. 29, 2014. For purposes of these waivers and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the period March 1, 2013 to Aug. 31, 2013 and year ended Feb. 28, 2013, the Fund was charged $13,139 and $26,942, respectively, for these services.

DSC is also the transfer agent and dividend disbursing agent of the Fund. The Fund pays DSC a monthly asset-based fee for these services. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.30% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based upon the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. DDLP has contracted to waive distribution and service fees of Class B shares from exceeding 0.25% of average daily net assets from July 1, 2013 to Dec. 29, 2014.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the period March 1, 2013 to Aug. 31, 2013 and year ended Feb. 28, 2013, the Fund was charged $9,036 and $14,517 for internal legal and tax services provided by DMC and/ or its affiliates’ employees.

For the period March 1, 2013 to Aug. 31, 2013 and year ended Feb. 28, 2013, DDLP earned $14,173 and $76,217, respectively, for commissions on sales of the Fund’s Class A shares. For the period March 1, 2013 to Aug. 31, 2013 and year ended Feb. 28, 2013, DDLP received gross CDSC commissions on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Period March 1, 2013	Year Ended
	to Aug. 31, 2013	Feb. 28, 2013
Class A	$9,083	$911
Class B	0	0
Class C	1,305	1,597

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the period March 1, 2013 to Aug. 31, 2013, the Fund made purchases of $26,891,247 and sales of $54,795,061 of investment securities other than short-term investments.

At Aug. 31, 2013, the cost of investments for federal income tax purposes was $477,510,988. At Aug. 31, 2013, net unrealized depreciation was $370,330, of which $16,518,472 related to unrealized appreciation of investments and $16,888,802 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

3. Investments (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Aug. 31, 2013:

Level 2
Municipal Bonds	$476,265,658
Short-Term Investment	875,000
Total	$477,140,658

During the period March 1, 2013 to Aug. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period March 1, 2013 to Aug. 31, 2013 and year ended Feb. 28, 2013 was as follows:

	3/1/13	Year	Year
	to	Ended	Ended
	8/31/13	2/28/13	2/29/12
Ordinary income	$13,019	$26,245	$29,669
Tax-exempt income	9,751,798	20,578,925	21,103,151
Long-term capital gains	685,859	—	—
Total	$10,450,676	$20,605,170	$21,132,820

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$488,563,647
Distributions payable	(467,088)
Undistributed tax-exempt Income	358,122
Capital loss carryforward	(1,405,741)
Unrealized depreciation	(370,330)
Net assets	$486,678,610

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of distributions payable and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions and dividends and to tax treatment of market discount and premium on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the period March 1, 2013 to Aug. 31, 2013, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$(43,397)
Accumulated net realized loss	43,397

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

5. Components of Net Assets on a Tax Basis (continued)

Losses incurred that will be carried forward under the Act are as follows:

Loss Carryforward Character
Short-Term	Long-Term
$1,051,189	$354,552

6. Capital Shares

Transactions in capital shares were as follows:

	3/1/13	Year	Year
	to	Ended	Ended
	8/31/13	2/28/13	2/29/12
Shares sold:
Class A	3,406,985	4,692,415	3,219,090
Class B	—	44	—
Class C	350,916	1,751,148	724,829

Shares issued upon reinvestment of dividends
and distributions:
Class A	972,284	1,773,723	1,667,648
Class B	1,464	4,222	6,419
Class C	63,311	97,444	81,642
	4,794,960	8,318,996	5,699,628

Shares redeemed:
Class A	(7,045,470)	(5,630,266)	(5,580,614)
Class B	(25,971)	(79,640)	(163,646)
Class C	(824,988)	(448,225)	(355,099)
	(7,896,429)	(6,158,131)	(6,099,359)
Net increase (decrease)	(3,101,469)	2,160,865	(399,731)

For the period March 1, 2013 to Aug. 31, 2013 and years ended Feb. 28, 2013 and Feb. 29, 2012, 36,324 Class B shares were converted to 36,343 Class A shares valued at $301,169 and 36,337 Class B shares were converted to 36,353 Class A shares valued at $300,751, and 72,586 Class B shares were converted to 72,613 Class A shares valued at $563,077, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares.

Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 13, 2012.

On Nov. 13, 2012, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 12, 2013. The Fund had no amounts outstanding as of Aug. 31, 2013 or at any time during the period then ended.

8. Geographic, Credit, and Market Risk

The Fund concentrates its investments in securities issued by municipalities mainly in Pennsylvania, and may be subject to geographic concentration risk. In addition, the Fund has the flexibility to invest in issuers in Puerto Rico and the U.S. Virgin Islands whose bonds are also generally free from Pennsylvania state personal income tax.

The value of the Fund’s investments may be adversely affected by new legislation within the state, U.S. territories, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At Aug. 31, 2013, 11.08% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

8. Geographic, Credit, and Market Risk (continued)

refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Aug. 31, 2013, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Effective, October 1, 2013, the Fund will pay DDLP an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares.

Management has determined that no other material events or transactions occurred subsequent to Aug. 31, 2013 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® State Tax-Free Income Trust
and the Shareholders of Delaware Tax-Free Pennsylvania Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Pennsylvania Fund (constituting Delaware Group State Tax-Free Income Trust, hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the six months ended August 31, 2013 and the year ended February 28, 2013, the changes in its net assets for the six months ended August 31, 2013 and each of the two years in the period ended February 28, 2013 and the financial highlights for the six months ended August 31, 2013 and the three years in the period ended February 28, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended February 28, 2010 were audited by other independent accountants whose report dated April 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2013

Other Fund information
(Unaudited)
Delaware Tax-Free Pennsylvania Fund

Board consideration of Delaware Tax-Free Pennsylvania Fund investment advisory agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Tax-Free Pennsylvania Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional Pennsylvania municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense

Other Fund information
(Unaudited)
Delaware Tax-Free Pennsylvania Fund

Board consideration of Delaware Tax-Free Pennsylvania Fund investment advisory agreement (continued)

Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through December 2014 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal period March 1, 2013 to Aug. 31, 2013, the Fund designates distributions paid during the period as follows:

(A)	Ordinary income distributions (Tax Basis)	0.13%
(B)	Tax-Exempt Distributions (Tax Basis)	93.31%
(C)	Long-Term Capital Gain Distributions (Tax Basis)	6.56%
	Total Distributions (Tax Basis)	100.00%

(A), (B), and (C) are based on a percentage of the Fund’s total distributions.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	70	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
		Board of Governors Member
		Investment Company
		Institute (ICI)

Private Investor	70	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

Executive Vice President	70	Director and Audit Committee
(Emerging Economies Strategies,		Member — Hercules
Risk and Corporate Administration)		Technology Growth
State Street Corporation		Capital, Inc.
(July 2004–March 2011)
President	70	Director — Hershey Trust
Drexel University
(August 2010–Present)		Director and Audit
		Committee Member
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)
Managing Director	70	None
AKA Strategy
(Strategic Consulting)
(1990–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	70	None
(2004–Present)

Chief Executive Officer —	70	Trust Manager and
Banco Itaú Europa		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	70	None
(2010–April 2013)
Chief Administrative
Officer (2008–2010)
and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	70	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(2005–2012)
Founder	70	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000–
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	70	None[3]
Deputy General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	70	None[3]
in various capacities at
different times at
Delaware Investments.
David P. O’Connor has served in	70	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	70	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA

Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Brookline, MA

John A. Fry
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing
Director
AKA Strategy
New York, NY

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Janet L. Yeomans
Former Vice President and
Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers
David F. Connor Senior Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Thomas L. Bennett1
Joseph Chow
John A. Fry
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,935 for the period ended August 31, 2013.2

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,440 for the fiscal year ended February 28, 2013.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of: his education and Chartered Financial Analyst designation; his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers; and his prior service on the audit committees of public companies.

2 On May 23, 2013, the registrant’s Board of Trustee/Directors approved a proposal to change the Fund’s fiscal year end from February 28/29 to August 31. This change was effective for the period ending August 31, 2013.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2013.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended August 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended February 28, 2013.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $565,000 for the registrant’s fiscal year ended February 28, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,000 for the fiscal year ended August 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,050 for the fiscal year ended February 28, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 28, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2013.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended February 28, 2013.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 28, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,891,311 and $10,528,331 for the registrant’s fiscal years ended August 31, 2013 and February 28, 2013, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® STATE TAX-FREE INCOME TRUST

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 6, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 6, 2013

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 6, 2013